UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                              -------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2005

                         Commission File Number 0-49659
                               ------------------

                                    XRG, INC.
             (Exact name of registrant as specified in its charter)

                                ---------------


             DELAWARE                                    58-2583457
  (State or other jurisdiction of                      (IRS Employer
  incorporation or organization)                      Identification No.)


  601 Cleveland Street, Suite 820, Clearwater, Florida            33755
        (Address of principal executive offices)                (Zip Code)

                                 (727) 475-3060
                         (Registrant's telephone number)

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into Material Definitive Agreements
                  -----------------------------------------
Item 2.02.        Results of Operations and Financial Conditions
                  ----------------------------------------------

1.   Recent Interim Financing Arrangements/Defaults
     ----------------------------------------------

     In order to satisfy our working capital obligations Barron Partners, LP ("Barron") our majority shareholder has been advancing us funds. On February 23, 2005 we entered into a $1,180,000 note payable to Barron. This note bears simple interest at 10% per annum and has a 7% origination fee. This note is due and payable within 60 days and bears default interest at 17%. This note is secured by all of our assets.

     On January 5, 2005 Ken Steele, an existing shareholder advanced us $500,000 pursuant to a Promissory Note that was originally repayable on February 5, 2005. The original interest rate on this Note was 18%. The Note carries a 24% default interest rate commencing as of February 5, 2005. We were obligated to issue Mr. Steele warrants to acquire 60,000 shares of our common stock at an exercise price of $2.40. In addition, for each month that this Note is not paid, we are required to issue Mr. Steele 20,000 shares of our common stock and additional warrants to acquire 60,000 shares of our common stock at an exercise price of $2.40. The warrants shall include cashless exercise provisions, anti-dilution and adjustment provisions equivalent to most favorable anti-dilution rights on any outstanding warrants or equity securities. Mr. Steele is granted demand registration rights for his securities. We also agreed to grant Mr. Steele security interest in vehicle license plates, operating permits, equipment and accounts receivable. Mr. Steele has agreed to extend the maturity date of this note until March 31, 2005.

     Previously, Barron advanced us $225,809.96 pursuant to a Promissory Note dated September 10, 2004 (of which $45,000 has been repaid) and a $166,275 Promissory Note dated October 1, 2004. The proceeds of these notes were used to refinance certain of the tractor trailer equipment of Carolina Truck Connection, Inc. ("CTC") which we assumed pursuant to our Asset Purchase Agreement with CTC in April 2004. We have agreed that Barron shall take a lien upon possession of the CTC tractor/trailer equipment titles which were released from the prior lender from the proceeds of these notes. Barron has agreed to extend the maturity dates of these notes to March 31, 2005.

     We are authorized to borrow an additional $800,000 from Barron on the same terms and conditions as set forth in the $1,180,000 note. Any additional equity or debt financing up to $800,000 provided by any source will be used for working capital purposes. Thereafter, the proceeds of capital raised from any source will be allocated 70% to repay the outstanding indebtedness to Barron and Steele on a prorata basis.

     Barron has indicated its willingness to assist in the refinancing of the outstanding RSV, Inc. ("RSV") debt which we were obligated to assume in connection with our acquisition of RSV in 2004. The current amount of the RSV debt that we need to refinance is approximately $1,900,000. In addition, we will need to pay Richard Venable, the owner of RSV approximately $58,000 to reimburse him for payments he has made to the creditor subsequent to the acquisition. Our failure to complete the refinancing of the RSV debt and release of Mr. Venable from his personal guaranties would have a material adverse affect on XRG.

     In connection with the acquisition of Highway Transport in 2004 we also agreed to assume the obligations for that company's tractor/trailer equipment. The outstanding balance due to the lender/lessors of the Highway Transport equipment is approximately $1,171,000 as of February 21, 2005. This debt secures approximately 30 tractors. We are currently 2 to 3 months delinquent in our monthly payment obligations to these various lenders and lessors. Our aggregate monthly payments are approximately $58,000. Our total current arrearage is approximately $105,000. We intend to use a portion of the proceeds advanced from Barron to satisfy part of this arrearage. We are subject to the risks that the existing lenders and lessors of Highway Transport will replevin and take repossession of this equipment if we are not able to satisfy the arrearages in monthly payment obligations and maintain a current monthly payment status in the future.

     We are currently in default under approximately $180,000 of convertible notes due to eight holders and one other promissory note of $50,000 due to one holder. The $180,000 of notes bear default interest of 15%. These notes matured on December 31, 2004. The $50,000 note matured on February 1, 2005. We owe this holder 7,500 shares of our common stock at maturity for accrued interest. We also are obligated to issue 10,000 shares of common stock each month until this note is paid off. In addition, we have satisfied part of our obligations to various other noteholders through the conversion of such notes and the sale of the shares received upon conversion pursuant to Rule 144. We had included these noteholders in the selling shareholder registration statement which we have withdrawn (see below - Item 3.03).

     We have received a demand letter from counsel for the Placement Agent related to the sale of these convertible notes but no legal proceedings have been instituted. Our plan is to negotiate with the Placement Agent to resolve this matter on mutually agreeable terms. There is no assurance we will be able to resolve this matter and are exposed to the risk that such noteholders either individually or as a group will institute a collection lawsuit and obtain a judgment prior to the time we are able to generate sufficient capital to pay off these notes.


2.   New  Financing  Agreement  with Capco  Financial  Company - a  Division  of
     ---------------------------------------------------------------------------
     Greater Bay Bank, N.A.
     ----------------------

     On February 24, 2005 we finalized a closing and funding of a Contract of Sale/Security Agreement with Capco Financial Company - a Division of Greater Bay Bank, N.A. ("Capco"). The purpose of this financing arrangement was to take out our current factoring arrangements. Pursuant to this agreement with Capco we have the right to advance against 80% of our eligible accounts receivable. We are subject to lock-box arrangements and funds from the collection of our receivables will be deposited in a lockbox account and advanced to us based upon availability. The interest rate is equal to a daily fee equal to the Greater Bay Bank, N.A. prime rate plus 7% divided by 365 (equivalent to a monthly discount fee of Greater Bay Bank, N.A. prime rate plus 7% divided by 12). Based upon current market rates this effective interest rate is substantially less than the effective cost of funds paid to our current factorers. The Capco financing should improve our cash flow position because of the anticipated lower cost of funds and the elimination of the factoring reserves. We have granted Capco a security interest in all of our assets. We anticipate that the initial obligation created under the Capco agreement will be approximately $3,500,000 which essentially reflects the payoff of our existing factoring arrangements and approximates our current availability under this arrangement. Reference is hereby made to the Contract of Sale/Security Agreement and Deposit Account
Control Agreement attached as exhibits to this Form 8-K for additional information.

3.   Consulting Agreement with Walker Street Associates.
     ---------------------------------------------------

     We have engaged Walker Street Associates, an outside consultant to assist in an evaluation of our operations and to provide recommendations to improve our financial performance and operations. At our Board of Directors' meeting held on February 16, 2005, we approved a Letter of Agreement with Walker Street Associates. Walker Street Associates is an entity owned by Terence F. Leong. Mr. Leong has assisted Barron in evaluating and assisting other issuers.

4.   Changes to Current Compensatory Arrangements.
     ---------------------------------------------

     As a result of our present financial condition that includes a serious working capital deficiency, our inability to pay certain debts and other financial obligations as identified above, and as requested by our majority shareholder, on February 16, 2005 we modified compensatory arrangements with certain of our officers and directors as follows:

     o Kevin Brennan - CEO. Mr. Brennan agreed to an amendment to his employment agreement which reduces his salary from $225,000 to $146,250 per annum which equaled 65% of his then current salary. Our Board of Directors approved that Mr. Brennan is entitled to increase his annual salary to $225,000 at such time as we are able to report two consecutive quarterly earnings of positive net income from operations after taxes based on GAAP. Mr. Brennan also agreed to waive any rights to any past or future bonus payments and that all future bonus payments would be payable at the discretion of the Board of Directors or Compensation Committee. Mr. Brennan also agreed that if he is terminated without cause his severance payment would be equal to 12 months base compensation payable in three monthly installments.

     o Don Huggins - Chairman of the Board. Mr. Huggins agreed to reduce the base consulting fees currently payable to Private Capital Group, Inc. ("PCG") under an existing consulting agreement to $90,000 per year which equals 60% of his prior consulting fees. PCG is entitled to increase its consulting fees to $150,000 at such time as we report two consecutive quarterly earnings of positive net income from operations after taxes based on GAAP. PCG agreed to waive any rights to any other bonus compensation under his consulting agreement and that all future bonuses would be payable determined by the Board of Directors or our Compensation Committee. PCG also agreed that in the event its consulting agreement is terminated without cause it would be entitled to receive a severance payment equal to 12 months base compensation payable in three monthly installments. PCG is an entity owned by Mr. Huggins' wife. Mr. Huggins is the President of PCG.

     o Stephen Couture - Chief Financial Officer. Mr. Couture declined to amend his employment agreement dated March 1, 2004, however, Mr. Couture voluntarily reduced his base compensation from $125,000 per year to $100,000 per year.

5.   Conversion of Accrued Compensation into Shares.
     -----------------------------------------------

     At the February 16, 2005 meeting, the Board of Directors approved that the obligations from XRG to Mr. Couture and Mr. Huggins will be converted into shares of our common stock at a conversion price of $1.00 per share for accrued compensation. These obligations of $140,000 were converted into 140,000 shares of common stock.

Item 2.02.        Results of Operations and Financial Conditions
                  ----------------------------------------------
Item 3.03.        Material Modification to Rights of Security Holders
                  ---------------------------------------------------

     On February 18, 2005 we filed via EDGAR a request that Registration Statement No. 333-12412 filed under cover of Form SB-2 be withdrawn pursuant to Rule 477. This was a selling shareholder registration statement. Our current understanding is that Barron Partners, LP has agreed to waive all the liquidated damages penalties incurred from the initial penalty date until December 31, 2004. The total liquidated damages waived by Barron is approximately $340,000. Barron is accruing its penalties from January 1, 2005 to February 16, 2005. Barron has agreed to waive its penalties from February 17, 2005 until XRG's fiscal year end, which is March 31, 2005. Barron's forbearance of waiving its penalties from February 16, 2005 to March 31, 2005 is predicated upon all other investors with registration rights waiving their penalty rights during same period as waived by Barron. There is no assurance that other investors will agree to waive their liquidated damages provisions for failure to register these shares in connection with the withdrawal of the above referenced registration statement. Liquidated damages due Barron is approximately $292,500 per quarter. Liquidated damages due to other investors are approximately $20,000 per month.

     Our decision to withdraw this registration statement was predicated upon the recent events affecting XRG as disclosed elsewhere in this Form 8-K and our need to raise additional capital. It is our intent to file a new selling shareholder registration statement as expeditiously as possible in order to mitigate, to the extent possible, the liquidated damages rights of certain of our current investors. Our failure to timely file a selling shareholder registration statement and have such registration statement declared effective on a timely basis will have a material adverse affect on our operations due to the amount of liquidated damages that we will incur for failure to fulfill our registration rights obligations with these investors.

Item 5.02.      Resignation of Directors
                ------------------------

     Gary Allen informed us that he was resigning as a director immediately preceding our February 16, 2005 Board of Directors' meeting due to other commitments. On February 23, 2005, Brad Ball informed us that he is resigning as a director. Mr. Ball served as our Compensation Committee Chairman. We were not able to reach an agreement between Mr. Ball and our major shareholder, Barron Fund, LP as to an acceptable level of board compensation for his services. We are in the process of negotiating a board compensation package for Mr. Cronin which, as of this date, has not been finalized.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 25, 2005                  XRG, INC.

                                            /s/ Stephen Couture
                                            -------------------
                                            Stephen Couture
                                            Vice President, Finance & CFO



                              EXHIBITS TO FORM 8-K


Exhibit No.                Description
-----------                -----------

Exhibit 10.1      Amendment to Employment Agreement - Kevin Brennan

Exhibit 10.2      Amendment to Consulting Agreement - Don Huggins

Exhibit 10.3      Letter of Agreement with Walker Street Associates

Exhibit 10.4      $1,180,000 Promissory Note payable to Barron Partners, LP dated February 23, 2005

Exhibit 10.5      Security Agreement with Barron Partners, LP dated February 23, 2005

Exhibit 10.6      $500,000 Promissory Note payable to Ken Steele dated January 5, 2005

Exhibit 10.7      Promissory Note Modification Agreement for Extension until March 31, 2005 with Ken Steele, dated February 24, 2005

Exhibit 10.8      Letters of Promissory Note Extensions with Barron Partners, LP until March 31, 2005 dated November 9, 2004 and November 30, 2004.

Exhibit 10.9      Contract of Sale and Security  Agreement by and between XRG, Inc. and Capco Financial  Company, a division of Greater Bay Bank, N.A.

Exhibit 10.10     Deposit Account Control Agreement between Wachovia Bank, Capco Financial, and XRG, Inc., dated
                  February 15, 2005


2/24/2005 6:36 PM
MTC/ej/338971